UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         March 23, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
  _______________       ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


       2222 Wellington Court, Lisle, Illinois         60532
    _________________________________________      __________
    (Address of principal executive offices)       (Zip Code)


                         (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01      Entry into Material Definitive Agreement.
_________      _________________________________________

     On March 16, 2005, David D. Johnson accepted an employment offer letter subject to the approval of the Board of Directors, which summarizes Mr. Johnson's compensatory arrangements in connection with his appointment as Molex Incorporated's Chief Financial Officer. A summary of the offer letter is included in
Item 5.02 of this Form 8-K and is incorporated herein by reference.


Item 5.02     Departure of Directors or Principal Officers; Election
              of Directors; Appointment of Principal Officers.
_________     ______________________________________________________

     On March 23, 2005, Molex's Board of Directors appointed David D. Johnson as Molex's Vice President, Treasurer and Chief Financial Officer effective May 16, 2005. Mr. Johnson will replace Robert B. Mahoney, who has been serving as Molex's Acting Chief Financial Officer since November 11, 2004. Mr. Mahoney will remain with Molex in his roles as Executive Vice President and President, Far East South.

     Mr. Johnson, age 49, previously served as Vice President and Chief Financial Officer of Sypris Solutions, Inc., a diversified provider of outsourced services and specialty products, since December 2004 and as Vice President, Chief Financial Officer and
Treasurer of Sypris Solutions from 1997 to December 2004.   Mr.
Johnson's experience includes 12 years with Molex where he held various management positions, including regional controller for Molex's Far East North Region, financial director for Molex's New Venture and Acquisitions Group and financial director for Molex's Far East South Region. There is no family relationship between Mr. Johnson and any director, executive officer, or person nominated or chosen by Molex to become a director or executive officer.

     The employment offer letter accepted by Mr. Johnson in connection with his appointment as Molex's Chief Financial Officer summarizes his compensatory arrangements. The terms of the compensatory arrangements include an initial base salary paid at the annual rate of $420,000 per year, a possible award of an annual cash bonus subject to certain terms and conditions and the discretion of the Compensation Committee with a maximum potential value of 102% of base salary, stock grants pursuant to the 2000 Molex Incorporated Long-Term Stock Plan consisting of the grant of options to purchase 100,000 shares of Molex's Class A common stock and a stock award of 25,000 shares of Molex Class A common stock in 2005 and a stock award of 15,000 shares of Molex Class A common stock in 2006 all of which vest ratably over four years from the date of grant/award and a cost of housing differential of $300,000 subject to a gross-up for taxes. Mr. Johnson will be eligible for stock option grants and stock bonuses each fiscal year as an officer of Molex. In addition, Mr. Johnson will be eligible to participate in all benefit programs and will receive a monthly car allowance.


Item 7.01     Regulation FD Disclosure.
_________     _________________________

     On March 24, 2005, Molex issued a press release announcing the appointment of David D. Johnson as Molex's Chief Financial
Officer. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.
_________     __________________________________

     The following exhibits are being furnished as part of this Form 8-K:


   Exhibit Number       Description
   ______________       ___________

      99.1              Press release of Molex Incorporated dated
                        March 24, 2005.








                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MOLEX INCORPORATED

Date: March 28, 2005          By: /s/ LOUIS A. HECHT
                                  __________________________________
                                  Louis A. Hecht
                                  Corporate Secretary and General
                                  Counsel